UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21614
Eaton Vance Enhanced Equity Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)
(617) 482-8260

(Registrant’s Telephone Number)
September 30

Date of Fiscal Year End
September 30, 2010

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report September 30, 2010

EATON VANCE ENHANCED EQUITY INCOME FUND

Annual Report September 30, 2010 EATON VANCE ENHANCED EQUITY INCOME FUND

IMPORTANT NOTICES

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay monthly cash distributions equal to $0.1164 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

•	Economic and political uncertainty besieged the U.S. equity markets for portions of the year ending September 30, 2010,

      Walter A. Row, CFA
Eaton Vance Management
    Co-Portfolio Manager

  Michael A. Allison, CFA
Eaton Vance Management
    Co-Portfolio Manager particularly during the April-June quarter. Overall, domestic equities continued to exhibit the lack of confidence and extreme volatility that has defined the equity space for the best part of the past two years. Periods of “risk on” and “risk off” traded places more than once during the year, moving the major equity indices along a mostly see-saw course. In September, however, equities took a giant step forward, pushing index returns solidly into the black for the 12-month period.

• The major U.S. equity indices ended the 12-month period considerably higher than where they began. The S&P 500 Index, a common bellwether for the broad U.S. stock market, rose 10.16%. The blue-chip Dow Jones Industrial Average advanced 14.12%, and the tech-heavy NASDAQ Composite Index was up 12.75%.

•	While double-digit gains were registered across all market capitalizations, mid-cap stocks outperformed small-caps, which in turn outpaced large-caps. The S&P Midcap 400 Index gained 17.78%, the small-cap Russell 2000 Index advanced 13.35% and the large-cap Russell 1000 Index rose 10.75%. Growth stocks outperformed value stocks across all categories.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion

•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “EOI.” For the 12-month period ending September 30, 2010, the Fund’s return at net asset value (NAV) underperformed that of the S&P 500 Index, the CBOE S&P 500 BuyWrite Index and the average return of the funds in its Lipper peer group. At period end, the Fund was trading at a 0.93% premium to NAV.

•	The Fund’s common stock holdings underperformed the S&P 500 Index for the 12 months, mostly due to stock selection. This was especially true in financials, the only sector to register a negative return for the period, where the Fund’s holdings in the capital markets segment were the biggest laggards. Security selection in the energy sector, especially within the oil, gas and consumable fuels industry, also detracted, as did not holding some of the large components of the S&P 500 Index that had performed well during the period, notably in consumer staples, chemicals and machinery.

•	Conversely, maintaining a sector overweighting in telecommunication services, along with being overweighted in the machinery segment of the industrials sector, contributed to performance. Stock selection in the health care equipment and supplies, commercial services and supplies, and computers and peripherals industries also helped support the Fund’s relative performance.

Total Return Performance 9/30/09 – 9/30/10
NYSE Symbol		EOI

At Net Asset Value (NAV)		6.87%
At Market Price		6.02%
S&P 500 Index[1]		10.16%
CBOE S&P 500 BuyWrite Index[1]		8.21%
Lipper Options Arbitrage/Options Strategies Funds Average[1]		11.15%

Premium/(Discount) to NAV (9/30/10)		0.93%
Total Distributions per share		$1.459
Distribution Rate[2]	At NAV	10.85%
	At Market Price	10.75%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, net realized capital gains and return of capital.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

•	As of September 30, 2010, the Fund had written call options on approximately 63% of its equity holdings. The Fund seeks to generate current earnings from options premiums by selling covered call options on a substantial portion of its portfolio securities. Option premiums can vary with investors’ expectations of the future volatility (“implied volatility”) of the portfolio’s underlying assets. While individual and overall stock market volatility have decreased somewhat from their peak levels of late 2008, they remained significantly higher than the long-term average during the 12 months ending September 30, 2010.

•	The Fund’s option strategy lowered volatility during the period, but it also held back the Fund’s relative performance, especially during the markets’ strong advance in September 2010.
The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010
FUND PERFORMANCE

Performance

NYSE Symbol:	EOI

Average Annual Total Returns (at market price, NYSE)

One Year	6.02%
Five Years	1.84
Life of Fund (10/29/04)	3.33

Average Annual Total Returns (at net asset value)

One Year	6.87%
Five Years	1.56
Life of Fund (10/29/04)	3.17

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition

Top 10 Holdings1

By total investments

Apple, Inc.	3.3%
General Electric Co.	2.6
Johnson & Johnson	2.3
International Business Machines Corp.	2.3
JPMorgan Chase & Co.	2.2
Microsoft Corp.	2.0
Cisco Systems, Inc.	2.0
Pfizer, Inc.	1.8
Google, Inc., Class A	1.8
Exxon Mobil Corp.	1.7

[1]	Top 10 Holdings represented 22.0% of the Fund’s total investments as of 9/30/10. The Top 10 Holdings do not reflect the Fund’s written option positions at 9/30/10.
Sector Weightings2

By total investments

[2]	Reflects the Fund’s total investments as of 9/30/10. Sector Weightings do not reflect the Fund’s written option positions at 9/30/10.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 102.8%(1)

Security	Shares	Value

Aerospace & Defense — 1.8%

General Dynamics Corp.	87,890	$5,520,371
Lockheed Martin Corp.	51,489	3,670,136

		$9,190,507

Air Freight & Logistics — 0.8%

FedEx Corp.	49,044	$4,193,262

		$4,193,262

Beverages — 2.8%

Coca-Cola Co. (The)	102,852	$6,018,899
PepsiCo, Inc.	129,030	8,572,753

		$14,591,652

Biotechnology — 1.4%

Amgen, Inc.(2)	94,121	$5,187,008
Celgene Corp.(2)	37,704	2,172,128

		$7,359,136

Capital Markets — 2.5%

Goldman Sachs Group, Inc.	39,870	$5,764,405
Northern Trust Corp.	92,239	4,449,609
State Street Corp.	72,658	2,736,300

		$12,950,314

Commercial Banks — 3.3%

KeyCorp	308,415	$2,454,983
PNC Financial Services Group, Inc.	56,108	2,912,566
U.S. Bancorp	127,195	2,749,956
Wells Fargo & Co.	352,605	8,860,964

		$16,978,469

Commercial Services & Supplies — 1.0%

Waste Management, Inc.	148,857	$5,320,149

		$5,320,149

Communications Equipment — 2.9%

Cisco Systems, Inc.(2)	479,090	$10,492,071
QUALCOMM, Inc.	98,159	4,428,934

		$14,921,005

Computers & Peripherals — 7.2%

Apple, Inc.(2)	62,213	$17,652,939
Hewlett-Packard Co.	173,570	7,302,090
International Business Machines Corp.	90,748	12,172,936

		$37,127,965

Consumer Finance — 0.7%

American Express Co.	81,560	$3,427,967

		$3,427,967

Diversified Financial Services — 4.4%

Bank of America Corp.	623,887	$8,179,158
Citigroup, Inc.(2)	604,762	2,358,572
JPMorgan Chase & Co.	314,081	11,957,064

		$22,494,794

Diversified Telecommunication Services — 2.2%

AT&T, Inc.	280,752	$8,029,507
Verizon Communications, Inc.	97,933	3,191,637

		$11,221,144

Electric Utilities — 1.2%

American Electric Power Co., Inc.	162,217	$5,877,122

		$5,877,122

Electrical Equipment — 1.2%

Emerson Electric Co.	114,726	$6,041,471

		$6,041,471

Electronic Equipment, Instruments & Components — 1.3%

Corning, Inc.	376,802	$6,887,940

		$6,887,940

Energy Equipment & Services — 1.5%

Halliburton Co.	70,371	$2,327,169
Schlumberger, Ltd.	87,318	5,379,662

		$7,706,831

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Food & Staples Retailing — 2.2%

CVS Caremark Corp.	120,518	$3,792,701
Wal-Mart Stores, Inc.	143,921	7,702,652

		$11,495,353

Food Products — 1.9%

Kellogg Co.	100,464	$5,074,437
Nestle SA ADR	87,745	4,688,215

		$9,762,652

Health Care Equipment & Supplies — 2.9%

Covidien PLC	67,855	$2,727,092
HeartWare International, Inc.(2)	55,534	3,818,451
Thoratec Corp.(2)	68,312	2,526,178
Varian Medical Systems, Inc.(2)	51,210	3,098,205
Zimmer Holdings, Inc.(2)	54,875	2,871,609

		$15,041,535

Health Care Providers & Services — 1.5%

AmerisourceBergen Corp.	107,244	$3,288,101
Cardinal Health, Inc.	73,526	2,429,299
Fresenius Medical Care AG & Co. KGaA ADR	30,548	1,886,034

		$7,603,434

Hotels, Restaurants & Leisure — 2.0%

Carnival Corp.	96,329	$3,680,731
McDonald’s Corp.	84,505	6,296,468

		$9,977,199

Household Products — 3.1%

Colgate-Palmolive Co.	96,589	$7,423,830
Procter & Gamble Co.	142,234	8,529,773

		$15,953,603

Industrial Conglomerates — 2.7%

General Electric Co.	856,159	$13,912,584

		$13,912,584

Insurance — 3.4%

Aflac, Inc.	61,446	$3,177,373
Berkshire Hathaway, Inc., Class B(2)	21,944	1,814,330
Lincoln National Corp.	108,387	2,592,617
MetLife, Inc.	111,605	4,291,212
Prudential Financial, Inc.	98,694	5,347,241

		$17,222,773

Internet & Catalog Retail — 1.4%

Amazon.com, Inc.(2)	44,610	$7,006,447

		$7,006,447

Internet Software & Services — 1.8%

Google, Inc., Class A(2)	17,812	$9,365,371

		$9,365,371

IT Services — 1.1%

MasterCard, Inc., Class A	25,965	$5,816,160

		$5,816,160

Life Sciences Tools & Services — 0.9%

Thermo Fisher Scientific, Inc.(2)	97,676	$4,676,727

		$4,676,727

Machinery — 3.8%

Danaher Corp.	146,378	$5,944,411
Deere & Co.	84,560	5,900,597
Illinois Tool Works, Inc.	102,697	4,828,813
PACCAR, Inc.	61,656	2,968,736

		$19,642,557

Media — 1.7%

Comcast Corp., Class A	280,958	$5,079,721
Walt Disney Co. (The)	108,375	3,588,296

		$8,668,017

Metals & Mining — 3.0%

BHP Billiton, Ltd. ADR	43,446	$3,315,799
Freeport-McMoRan Copper & Gold, Inc.	20,064	1,713,265
Goldcorp, Inc.	204,213	8,887,350
United States Steel Corp.	35,280	1,546,675

		$15,463,089

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Multi-Utilities — 1.8%

PG&E Corp.	83,197	$3,778,808
Public Service Enterprise Group, Inc.	85,570	2,830,655
Sempra Energy	51,876	2,790,929

		$9,400,392

Multiline Retail — 1.0%

Target Corp.	98,969	$5,288,903

		$5,288,903

Office Electronics — 0.6%

Xerox Corp.	273,218	$2,827,806

		$2,827,806

Oil, Gas & Consumable Fuels — 10.2%

Apache Corp.	67,534	$6,602,124
Chevron Corp.	109,143	8,846,040
ConocoPhillips	84,194	4,835,261
Exxon Mobil Corp.	148,595	9,181,685
Hess Corp.	131,106	7,750,987
Occidental Petroleum Corp.	86,233	6,752,044
Peabody Energy Corp.	88,418	4,333,366
Southwestern Energy Co.(2)	114,571	3,831,254

		$52,132,761

Pharmaceuticals — 6.6%

Abbott Laboratories	98,225	$5,131,274
Bristol-Myers Squibb Co.	163,695	4,437,771
Johnson & Johnson	201,616	12,492,127
Merck & Co., Inc.	55,170	2,030,808
Pfizer, Inc.	571,344	9,809,977

		$33,901,957

Real Estate Investment Trusts (REITs) — 0.2%

AvalonBay Communities, Inc.	5,597	$581,696
Boston Properties, Inc.	6,279	521,911

		$1,103,607

Road & Rail — 0.9%

CSX Corp.	86,531	$4,786,895

		$4,786,895

Semiconductors & Semiconductor Equipment — 0.8%

Intel Corp.	222,773	$4,283,925

		$4,283,925

Software — 3.9%

Microsoft Corp.	446,116	$10,925,381
Oracle Corp.	331,155	8,891,512

		$19,816,893

Specialty Retail — 3.4%

Best Buy Co., Inc.	127,203	$5,193,699
Home Depot, Inc.	214,893	6,807,810
TJX Companies, Inc. (The)	125,283	5,591,380

		$17,592,889

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	77,414	$6,203,958

		$6,203,958

Tobacco — 1.3%

Philip Morris International, Inc.	116,936	$6,550,755

		$6,550,755

Wireless Telecommunication Services — 1.3%

American Tower Corp., Class A(2)	76,423	$3,917,443
Vodafone Group PLC	1,111,718	2,743,001

		$6,660,444

Total Common Stocks
(identified cost $482,183,717)		$528,448,414

Short-Term Investments — 1.1%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(3)(4)	$5,660	$5,660,409

Total Short-Term Investments
(identified cost $5,660,409)		$5,660,409

Total Investments — 103.9%
(identified cost $487,844,126)		$534,108,823

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Covered Call Options Written — (3.9)%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

Abbott Laboratories	690	$50.00	11/20/10	$(178,710)
Aflac, Inc.	400	50.00	11/20/10	(142,000)
Amazon.com, Inc.	225	120.00	10/16/10	(835,313)
American Electric Power Co., Inc.	970	36.00	11/20/10	(97,000)
American Express Co.	410	41.00	10/16/10	(64,165)
American Express Co.	245	43.00	11/20/10	(38,710)
American Tower Corp., Class A	385	45.00	10/16/10	(242,550)
American Tower Corp., Class A	150	47.50	10/16/10	(57,750)
AmerisourceBergen Corp.	750	30.00	11/20/10	(127,500)
Amgen, Inc.	660	55.00	10/16/10	(78,540)
Apache Corp.	340	85.00	10/16/10	(436,900)
Apple, Inc.	135	250.00	10/16/10	(464,063)
Apple, Inc.	300	260.00	10/16/10	(745,500)
AT&T, Inc.	1,405	25.00	10/16/10	(505,800)
Bank of America Corp.	4,790	14.00	11/20/10	(179,625)
Berkshire Hathaway, Inc., Class B	175	85.00	12/18/10	(39,900)
Best Buy Co., Inc.	640	41.00	1/22/11	(187,652)
BHP Billiton, Ltd. ADR	305	75.00	11/20/10	(126,575)
Bristol-Myers Squibb Co.	1,310	27.00	12/18/10	(155,890)
Cardinal Health, Inc.	625	30.00	12/18/10	(231,250)
Carnival Corp.	485	33.00	10/16/10	(254,625)
Carnival Corp.	285	38.00	11/20/10	(54,150)
Celgene Corp.	190	52.50	10/16/10	(100,225)
Chevron Corp.	875	80.00	12/18/10	(306,250)
Cisco Systems, Inc.	1,920	22.00	10/16/10	(74,880)
Cisco Systems, Inc.	1,435	23.00	10/16/10	(15,067)
Coca-Cola Co. (The)	720	57.50	11/20/10	(144,360)
Colgate-Palmolive Co.	680	80.00	11/20/10	(56,100)
Comcast Corp., Class A	1,250	18.00	10/16/10	(51,875)
Comcast Corp., Class A	720	19.00	10/16/10	(5,760)
ConocoPhillips	675	55.00	11/20/10	(227,813)
Corning, Inc.	2,640	17.00	11/20/10	(455,400)
Covidien PLC	340	40.00	10/16/10	(30,600)
Covidien PLC	205	40.00	11/20/10	(34,850)
CSX Corp.	610	50.00	11/20/10	(378,200)
CVS Caremark Corp.	845	30.00	11/20/10	(183,365)
Danaher Corp.	1,025	37.00	10/16/10	(384,375)
Deere & Co.	675	70.00	12/18/10	(286,875)
Emerson Electric Co.	920	50.00	12/18/10	(377,200)
Exxon Mobil Corp.	535	60.00	10/16/10	(113,955)
FedEx Corp.	245	75.00	10/16/10	(262,150)
Freeport-McMoRan Copper & Gold, Inc.	140	72.50	11/20/10	(194,950)
Fresenius Medical Care AG & Co. KGaA ADR	155	55.00	10/16/10	(102,300)
General Dynamics Corp.	615	65.00	11/20/10	(76,875)
General Electric Co.	3,417	15.00	10/16/10	(457,878)
General Electric Co.	3,430	16.00	12/18/10	(339,570)
Goldman Sachs Group, Inc.	200	150.00	10/16/10	(21,900)
Google, Inc., Class A	155	480.00	12/18/10	(868,775)
Halliburton Co.	355	31.00	10/16/10	(85,378)
Halliburton Co.	210	32.00	11/20/10	(52,710)
Hess Corp.	920	55.00	11/20/10	(494,500)
Hewlett-Packard Co.	1,215	41.00	11/20/10	(287,955)
Home Depot, Inc.	1,505	30.00	11/20/10	(349,160)
Illinois Tool Works, Inc.	720	47.50	12/18/10	(151,200)
Intel Corp.	1,115	19.00	10/16/10	(64,670)
Intel Corp.	445	22.00	10/16/10	(667)
International Business Machines Corp.	455	130.00	10/16/10	(217,263)
International Business Machines Corp.	275	135.00	11/20/10	(86,625)
Johnson & Johnson	1,415	60.00	10/16/10	(300,688)
JPMorgan Chase & Co.	2,200	38.00	10/16/10	(242,000)
Kellogg Co.	705	50.00	10/16/10	(63,450)
KeyCorp	2,160	8.00	10/16/10	(54,000)
Lincoln National Corp.	545	25.00	10/16/10	(26,160)
Lincoln National Corp.	325	26.00	11/20/10	(29,737)
Lockheed Martin Corp.	360	75.00	10/16/10	(4,500)
MasterCard, Inc., Class A	130	210.00	10/16/10	(196,625)
McDonald’s Corp.	680	75.00	12/18/10	(130,900)
Merck & Co., Inc.	280	36.00	10/16/10	(31,780)
MetLife, Inc.	950	41.00	12/18/10	(118,750)
Microsoft Corp.	890	25.00	10/16/10	(22,250)
Microsoft Corp.	2,235	26.00	10/16/10	(17,880)
NIKE, Inc., Class B	480	72.50	10/16/10	(372,000)
Northern Trust Corp.	465	50.00	10/16/10	(23,250)
Occidental Petroleum Corp.	605	80.00	11/20/10	(142,780)
Oracle Corp.	2,650	26.00	12/18/10	(496,875)
PACCAR, Inc.	435	43.00	11/20/10	(261,000)
Peabody Energy Corp.	755	46.00	12/18/10	(385,050)
PepsiCo, Inc.	645	62.50	10/16/10	(264,450)
Pfizer, Inc.	4,610	17.00	12/18/10	(364,190)
Philip Morris International, Inc.	935	55.00	12/18/10	(252,918)
PNC Financial Services Group, Inc.	520	55.00	11/20/10	(68,120)
Procter & Gamble Co.	995	62.50	10/16/10	(5,970)
Prudential Financial, Inc.	690	52.50	10/16/10	(176,985)
Public Service Enterprise Group, Inc.	685	35.00	12/18/10	(27,400)
QUALCOMM, Inc.	495	39.00	10/16/10	(306,900)
QUALCOMM, Inc.	290	43.00	11/20/10	(95,700)
Schlumberger, Ltd.	615	60.00	11/20/10	(242,925)
Sempra Energy	365	55.00	11/20/10	(37,412)
Southwestern Energy Co.	570	35.00	10/16/10	(19,950)
Southwestern Energy Co.	405	35.00	12/18/10	(59,737)
State Street Corp.	510	37.00	11/20/10	(125,460)
Target Corp.	495	50.00	10/16/10	(184,388)
Thermo Fisher Scientific, Inc.	685	45.00	10/16/10	(234,613)
TJX Companies, Inc. (The)	630	40.00	10/16/10	(299,250)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

TJX Companies, Inc. (The)	375	$44.00	11/20/10	$(75,937)
U.S. Bancorp	1,035	22.00	10/16/10	(34,672)
Varian Medical Systems, Inc.	360	55.00	11/20/10	(228,600)
Verizon Communications, Inc.	490	27.00	10/16/10	(274,400)
Wal-Mart Stores, Inc.	1,150	52.50	12/18/10	(253,000)
Walt Disney Co. (The)	545	34.00	10/16/10	(15,532)
Walt Disney Co. (The)	325	35.00	11/20/10	(18,037)
Waste Management, Inc.	745	32.50	10/16/10	(245,850)
Waste Management, Inc.	445	35.00	11/20/10	(66,750)
Wells Fargo & Co.	705	24.00	10/16/10	(100,815)
Wells Fargo & Co.	1,060	26.00	10/16/10	(33,390)
Wells Fargo & Co.	705	28.00	10/16/10	(3,172)
Xerox Corp.	1,370	11.00	1/22/11	(76,720)
Zimmer Holdings, Inc.	470	50.00	12/18/10	(192,700)

Total Covered Call Options Written
(premiums received $13,017,697)				$(19,891,462)

Other Assets, Less Liabilities — (0.0)%(5)				$(264,264)

Net Assets — 100.0%				$513,953,097

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	A portion of each applicable common stock for which a written call option is outstanding at September 30, 2010 has been pledged as collateral for such written option.

(2)	Non-income producing security.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2010.

(4)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended September 30, 2010 was $12,903 and $0, respectively.

(5)	Amount is less than 0.05%.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of September 30, 2010

Assets

Unaffiliated investments, at value (identified cost, $482,183,717)	$528,448,414
Affiliated investment, at value (identified cost, $5,660,409)	5,660,409
Cash	39,101
Dividends receivable	589,825
Interest receivable from affiliated investment	1,425
Receivable for investments sold	187,652
Receivable from the transfer agent	201,184
Tax reclaims receivable	130,122

Total assets	$535,258,132

Liabilities

Written options outstanding, at value (premiums received, $13,017,697)	$19,891,462
Payable for investments purchased	721,601
Payable to affiliates:
Investment adviser fee	418,702
Accrued expenses	273,270

Total liabilities	$21,305,035

Net Assets	$513,953,097

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 39,939,517 shares issued and outstanding	$399,395
Additional paid-in capital	619,552,522
Accumulated net realized loss	(145,409,653)
Accumulated undistributed net investment income	16,543
Net unrealized appreciation	39,394,290

Net Assets	$513,953,097

Net Asset Value

($513,953,097 ÷ 39,939,517 common shares issued and outstanding)	$12.87

Statement of Operations

For the Year Ended
September 30, 2010

Investment Income

Dividends (net of foreign taxes, $53,428)	$9,595,067
Interest income allocated from affiliated investments	17,879
Expenses allocated from affiliated investments	(4,976)

Total investment income	$9,607,970

Expenses

Investment adviser fee	$5,322,407
Trustees’ fees and expenses	18,358
Custodian fee	245,972
Transfer and dividend disbursing agent fees	14,584
Legal and accounting services	66,813
Printing and postage	213,313
Miscellaneous	62,296

Total expenses	$5,943,743

Deduct —
Reduction of custodian fee	$26

Total expense reductions	$26

Net expenses	$5,943,717

Net investment income	$3,664,253

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(9,128,754)
Investment transactions allocated from affiliated investments	(69,744)
Written options	3,056,199
Foreign currency transactions	3,716

Net realized loss	$(6,138,583)

Change in unrealized appreciation (depreciation) —
Investments	$38,780,108
Written options	(1,351,855)
Foreign currency	2,463

Net change in unrealized appreciation (depreciation)	$37,430,716

Net realized and unrealized gain	$31,292,133

Net increase in net assets from operations	$34,956,386

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	September 30, 2010	September 30, 2009

From operations —
Net investment income	$3,664,253	$5,837,564
Net realized loss from investment transactions, written options and foreign currency transactions	(6,138,583)	(137,501,752)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	37,430,716	76,205,784

Net increase (decrease) in net assets from operations	$34,956,386	$(55,458,404)

Distributions to shareholders —
From net investment income	$(3,679,239)	$(6,995,420)
Tax return of capital	(54,445,644)	(58,284,654)

Total distributions	$(58,124,883)	$(65,280,074)

Capital share transactions —
Reinvestment of distributions	$2,173,771	$1,158,644

Net increase in net assets from capital share transactions	$2,173,771	$1,158,644

Net decrease in net assets	$(20,994,726)	$(119,579,834)

Net Assets

At beginning of year	$534,947,823	$654,527,657

At end of year	$513,953,097	$534,947,823

Accumulated undistributed net investment income included in net assets

At end of year	$16,543	$102,881

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended September 30,

	2010	2009	2008	2007		2006

Net asset value — Beginning of year	$13.450	$16.490	$21.110	$19.900		$19.960

Income (Loss) From Operations

Net investment income(1)	$0.092	$0.147	$0.152	$0.080		$0.093
Net realized and unrealized gain (loss)	0.787	(1.543)	(3.013)	2.774		1.491

Total income (loss) from operations	$0.879	$(1.396)	$(2.861)	$2.854		$1.584

Less Distributions

From net investment income	$(0.092)	$(0.176)	$(0.154)	$(0.038)		$(0.093)
From net realized gain	—	—	(0.891)	(1.606)		(1.551)
Tax return of capital	(1.367)	(1.468)	(0.714)	—		—

Total distributions	$(1.459)	$(1.644)	$(1.759)	$(1.644)		$(1.644)

Net asset value — End of year	$12.870	$13.450	$16.490	$21.110		$19.900

Market value — End of year	$12.990	$13.680	$13.310	$19.440		$20.070

Total Investment Return on Net Asset Value(2)	6.87%	(6.20)%	(13.54)%	15.04	%(3)	8.46	%(4)

Total Investment Return on Market Value(2)	6.02%	18.23%	(24.23)%	5.04%		9.77%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$513,953	$534,948	$654,528	$837,584		$786,478
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.12%	1.17%	1.10%	1.08%		1.09%
Net investment income	0.69%	1.17%	0.79%	0.39%		0.47%
Portfolio Turnover	27%	65%	117%	195%		84%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	During the year ended September 30, 2007, the Fund realized a gain on the closing out of a written options position that did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended September 30, 2007.

(4)	During the year ended September 30, 2006, the investment adviser reimbursed the Fund for a net realized loss incurred from the closing out of a written options position that did not meet the Fund’s investment guidelines. The reimbursement was less than $0.01 per share and had no net effect on total return for the year ended September 30, 2006.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing covered call options with respect to a substantial portion of its portfolio securities.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At September 30, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $131,572,760 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on September 30, 2017 ($9,096,930) and September 30, 2018 ($122,475,830).

Additionally, at September 30, 2010, the Fund had a net capital loss of $11,809,034 attributable to security transactions incurred after October 31, 2009. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending September 30, 2011.

As of September 30, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year Ended September 30,
	2010	2009

Distributions declared from:
Ordinary income	$3,679,239	$6,995,420
Tax return of capital	$54,445,644	$58,284,654

During the year ended September 30, 2010, accumulated net realized loss was decreased by $71,352 and accumulated undistributed net investment income was decreased by $71,352 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), investments in partnerships and foreign currency gain(loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(143,381,794)
Net unrealized appreciation	$37,382,974

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions from REITs, wash sales and investments in partnerships.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Fund’s investment of cash therein was credited against the Fund’s investment adviser fee. The Fund currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended September 30, 2010, the Fund’s investment adviser fee totaled $5,326,120 of which $3,713 was allocated from Cash Management Portfolio and $5,322,407 was paid or accrued directly by the Fund. Prior to October 20, 2009, EVM delegated the investment management of the Fund’s options strategy to Rampart Investment Management Company, Inc. (Rampart) pursuant to a sub-advisory agreement. EVM paid Rampart a portion of its advisory fee for sub-advisory services provided to the Fund. EVM terminated its sub-advisory agreement with Rampart with respect to the Fund and, effective October 20, 2009, EVM assumed the investment management of the Fund’s options strategy. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $141,645,549 and $197,304,343, respectively, for the year ended September 30, 2010.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

5   Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund’s dividend reinvestment plan for the years ended September 30, 2010 and September 30, 2009 were 164,524 and 89,833, respectively.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$489,855,442

Gross unrealized appreciation	$68,636,970
Gross unrealized depreciation	(24,383,589)

Net unrealized appreciation	$44,253,381

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at September 30, 2010 is included in the Portfolio of Investments.

Written call options activity for the year ended September 30, 2010 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	82,872	$16,233,693
Options written	379,894	63,000,230
Options terminated in closing purchase transactions	(227,075)	(42,770,310)
Options exercised	(7,322)	(1,213,486)
Options expired	(138,672)	(22,232,430)

Outstanding, end of year	89,697	$13,017,697

At September 30, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund generally intends to write covered call options on individual stocks above the current value of the stock to generate premium income. In writing call options on individual stocks, the Fund in effect, sells potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying stock decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at September 30, 2010 was as follows:

	Fair Value

	Asset Derivative	Liability Derivative(1)

Written options	$—	$19,891,462

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended September 30, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
	Income(1)	Income(2)

Written options	$3,056,199	$(1,351,855)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

At September 30, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$54,737,412	$—		$—	$54,737,412
Consumer Staples	58,354,016	—		—	58,354,016
Energy	59,839,592	—		—	59,839,592
Financials	74,177,924	—		—	74,177,924
Health Care	68,582,788	—		—	68,582,788
Industrials	63,087,425	—		—	63,087,425
Information Technology	101,047,066	—		—	101,047,066
Materials	15,463,089	—		—	15,463,089
Telecommunication Services	15,138,587	2,743,001		—	17,881,588
Utilities	15,277,514	—		—	15,277,514

Total Common Stocks	$525,705,413	$2,743,001	*	$—	$528,448,414

Short-Term Investments	$—	$5,660,409		$—	$5,660,409

Total Investments	$525,705,413	$8,403,410		$—	$534,108,823

Liability Description

Covered Call Options Written	$(19,891,462)	$—		$—	$(19,891,462)

Total	$(19,891,462)	$—		$—	$(19,891,462)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of September 30, 2009 whose fair value was determined using Level 3 inputs.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Enhanced Equity Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Enhanced Equity Income Fund (the “Fund”), including the portfolio of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Enhanced Equity Income Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 15, 2010

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $9,439,945, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Eaton Vance Enhanced Equity Income Fund as of September 30, 2010

NOTICE TO SHAREHOLDERS

In November 2009, the Board approved a change to the Fund’s investment policies with respect to the sale of stock underlying a call option. As part of its investment program, the Fund sells call options on a substantial portion of the stocks it holds and is required to buy back a call option before selling the stock underlying that option. The investment policy change approved by the Board allows a Fund to sell the stock underlying a call option prior to purchasing back the call option on up to 5% of the Fund’s net assets, provided that such sales occur no more than three days before the option buy back. Previously, call options were covered continuously.

Eaton Vance Enhanced Equity Income Fund

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on July 23, 2010. The following action was taken by the shareholders:

Item 1: The election of Helen Frame Peters, Lynn A. Stout and Ralph F. Verni as Class III Trustees of the Fund for a three-year term expiring in 2013.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Helen Frame Peters	36,648,497	814,588
Lynn A. Stout	36,635,601	827,484
Ralph F. Verni	36,629,658	833,427

Eaton Vance Enhanced Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, AST, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Enhanced Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Enhanced Equity Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of September 30, 2010, our records indicate that there are 99 registered shareholders and approximately 34,193 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOI.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Enhanced Equity Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, and special considerations relevant to investing in particular foreign markets or industries and implementing the Fund’s options strategy. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2009 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged to the Fund for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Enhanced Equity Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Enhanced Equity Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Date of Birth	Fund	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee and Vice President	Until 2011. 3 years. Trustee since 2007 and Vice President since 2004.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2011. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2011. 3 years. Trustee since 2007.	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 9/19/47	Class II Trustee	Until 2012. 3 years. Trustee since 2004.	Chief Financial Officer, Aveon Group, L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2012. 3 years. Trustee since 2004.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Eaton Vance Enhanced Equity Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Date of Birth	Fund	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 3/22/48	Class III Trustee	Until 2013. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc.
(wholesale club retailer). Formerly,
Trustee of SPDR Index Shares
Funds and SPDR Series Trust
(exchange traded funds)
(2000-2009). Formerly, Director
of Federal Home Loan Bank
of Boston (a bank for
					banks) (2007-2009).

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2012. 3 years. Trustee since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	184	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies), and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm).

Lynn A. Stout 9/14/57	Class III Trustee	Until 2013. 3 years. Trustee since 2004.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2013. 3 years. Chairman of the Board since 2007; Trustee since 2005.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Fund	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2004	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 84 registered investment companies managed by EVM or BMR.

Michael A. Allison 10/26/64	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Eaton Vance Enhanced Equity Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Fund	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Enhanced Equity Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Enhanced Equity Income Fund
Two International Place
Boston, MA 02110

2285-11/10	CE-EEIFSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) — (d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2009 and September 30, 2010 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Fiscal Years Ended	9/30/09	9/30/10

Audit Fees	$42,510	$42,510
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,620	$18,620
All Other Fees(3)	$2,500	$1,400

Total	$63,630	$62,530

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended September 30, 2009 and the fiscal year ended September 30, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/09	9/30/10

Registrant	$21,120	$20,020
Eaton Vance[1]	$288,889	$278,901

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Walter A. Row, Michael A. Allison and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments. Mr. Row and Mr. Allison are the portfolio managers responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and Head of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996. Mr. Allison is a Vice President of EVM and a co-portfolio manager for other Eaton Vance registered investment companies. He is a member of EVM’s Equity Strategy Committee. He first joined Eaton Vance’s equity group in 2000.
Effective October 20, 2009, EVM internalized the management of the Fund’s options strategy, replacing Rampart Investment Management Company, Inc.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of
	Number		Accounts	Total Assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts	Performance Fee	Performance Fee
Michael A. Allison
Registered Investment Companies	8	$16,316.0	0	$0
Other Pooled Investment Vehicles	16	$12,765.9	0	$0
Other Accounts	0	$0	0	$0
Walter A. Row, III
Registered Investment Companies	10	$10,284.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Securities Owned in the
Portfolio Manager	Fund
Walter A. Row	$10,001-$50,000
Michael A. Allison	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.
(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund
By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President
Date: November 12, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: November 12, 2010

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President
Date: November 12, 2010